UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2010
CEREPLAST, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-126378	91-2154289

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3411-3421 West El Segundo Boulevard Hawthorne, California	90250

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 310-676-5000
Copies to:
Gregory Sichenzia, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Flr
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 6, 2010, Cereplast, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation to effect a 1-for-40 reverse stock split of the Company’s outstanding common stock. A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein in its entirety by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective January 6, 2010, Steve M. Hanni was appointed to serve as a Director of the Company. Mr. Hanni was also appointed Chairman of the Audit Committee of the Board of Directors. Simultaneously, with the appointment of the Mr. Hanni as a Director, the Board of Directors approved the issuance of 500,000 shares of common stock to Mr. Hanni as compensation in connection with his appointment.
Steve M. Hanni is a Certified Public Accountant, licensed in Utah and Nevada. He graduated from Weber State University with both a Bachelor and Masters Degree in accounting in 1994. He is a member of the Utah Association of Certified Public Accountants and the American Institute of Certified Public Accountants. He also has served on the Practice Advisory Council and other committees for the Utah Association of Certified Public Accountants. Mr. Hanni has taught auditing at Westminster College in Salt Lake City, Utah and accounting at Weber State University in Ogden, Utah. Since 2001, Mr. Hanni has been engaged in public practice with the firm of Stayner, Bates & Jensen, PC, Certified Public Accountants, in Salt Lake City, Utah. Mr. Hanni was previously a partner with the firm of HJ & Associates, LLC, a public accounting firm also in Salt Lake City, Utah. Mr. Hanni also serves on the audit committee of Amerityre Corporation (“AMTY.NASDAQ”) and serves as a part-time Chief Financial Officer for Medizone International, Inc. (“MZEI.OB”).

Item 8.01	Other Events
Attached hereto as exhibit 99.1 are the consolidated balance sheet of the Company as of November 30, 2009, and the related consolidated statements of operations and other comprehensive income and cash flows for the eleven-month period ended November 30, 2009, as reviewed by its independent registered public accounting firm, HJ Associates & Consultants, LLP (“HJA”). There is no going concern issues indicated with respect to the November 30, 2009 reviewed consolidated financial statements.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
3.1	Certificate of Amendment filed as of January 6, 2010

99.1	Financial Statements
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheet
Consolidated Statements of Operations and other
Comprehensive Income
Consolidated Statements of Cash flows
Notes to the Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 8, 2010

CEREPLAST, INC.
By:	/s/ Frederic Scheer
	Name:	Frederic Scheer
	Title:	Chief Executive Officer

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